UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 17, 2025

ALPHATIME ACQUISITION CORP

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41584	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 5th Avenue, Suite 938

New York, NY 10110

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code (347) 627-0058

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share, one redeemable warrant and one right	ATMCU	The Nasdaq Stock Market LLC
Ordinary Shares, par value $0.0001 per share	ATMC	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one ordinary share at an exercise price of $11.50 per share	ATMCW	The Nasdaq Stock Market LLC
Rights, each right entitling the holder thereof to one-tenth of one ordinary share	ATMCR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 17, 2025, AlphaTime Acquisition Corp (the “Company”) received a letter of resignation (the “Resignation Letter”) from Dajiang Guo. Pursuant to the Resignation Letter, Mr. Guo resigned as chief executive officer and director of the Company, effective March 17, 2025. Mr. Guo’s resignation was due to personal reasons and was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

On March 18, 2025, Mr. Gan Kim Hai was appointed by the board of directors of the Company as chief executive officer and a director of the Company. Mr. Hai was appointed to serve as a Class II director with a term expiring on the Company’s second annual meeting of shareholders. Since 2016, Mr. Hai has worked at the Risesun Group of the Company, managed the operation of its Malaysia office, and has been responsible for the overall business development and market expansion of the company, where he managed operations of the Malaysian office and oversaw business development and market expansion of the company. From 2014 to 2016, Mr. Hai served as IT manager of Ahimsa Vegetarian Group, where he oversaw IT infrastructure and systems across the organization. Mr. Hai received a NCC diploma in computer studies in December 1992 and Universiti Teknologi Malaysia Trust Advisory Certification in November 2023.

No family relationships exist between Mr. Hai and the Company’s other directors or executive officers. There is no arrangement or understanding between Mr. Hai and any other persons pursuant to which he was selected as a director and chief executive officer. There are no related party transactions involving Mr. Hai that are reportable under Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPHATIME ACQUISITION CORP

By:	/s/ Jichuan Yang
Name:	Jichuan Yang
Title:	Chief Financial Officer

Dated: March 20, 2025